Exhibit 10.8

Letterhead of Digital Health Acquisition Corp.

LOCK-UP AGREEMENT

[*], 202[*]

[INVESTOR]

[ADDRESS]

Re:	Exchange Agreement, dated as of the date hereof, between Digital Health Acquisition Corp., (the “Company”), VSee Lab, Inc. (“VSee”) and iDoc Virtual Telehealth Solutions, Inc. (“iDoc”) and each of the holders signatory thereto (the “Exchange Agreement”).

Ladies and Gentlemen:

Reference is made to the Exchange Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Exchange Agreement.

The undersigned irrevocably agrees with the Company that, from the date hereof until 180 days after the Business Combination (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate (as defined in the Exchange Agreement) of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of common stock of the Company or securities convertible, exchangeable or exercisable into, shares of common stock of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this letter agreement. [INVESTOR] (“[INVESTOR]”) may consent to an early release from the Restriction Period if, in its sole and absolute discretion, the market for the Securities would not be adversely impacted by sales and in cases of financial emergency.

This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, [INVESTOR] and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this letter agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Exchange Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

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This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company, if any

Address for Notice:

Number of shares of Common Stock

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

If a corporation, a limited partnership or other legal entity, please sign here[1]:

Legal Name:
By:
Name:
Title:

Address for Notice:

Number of shares of Common Stock

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

1 To be signed by VSee and iDoc and any other covered person

By signing below, the Company agrees to be bound by and enforce the restrictions on transfer set forth in this letter agreement.

Digital Health Acquisition Corp.

By:
Name: Scott Wolf
Title: Chief Executive Officer

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